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                                                                    Exhibit 32.1



                          FIRST MANITOWOC BANCORP, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, the undersigned certify that the quarterly report of First Manitowoc Bancorp, Inc. (the "Corporation") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Corporation at the dates and for the periods indicated. No purchaser or seller of securities shall be entitled to rely on the foregoing statement for any purpose, and the undersigned expressly disclaim any obligation to update the foregoing statement except as required by law.

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document. This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent this Exhibit 32 is expressly and specifically incorporated by reference in any such filing



Date:  August 10, 2004                                /s/ Thomas J. Bare
                                                      ------------------
                                                      Thomas J. Bare
                                                      Chief Executive Officer


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